UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Schedule 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLOVER LEAF CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED SEPTEMBER 30, 2024

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CLOVER LEAF CAPITAL CORP.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Clover Leaf Capital Corp. (the “Company”) to be held at 10:00 a.m. Eastern Time on October 21, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. You will not be required to attend the Special Meeting in person in order to vote.

Even if you are planning on attending the Special Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You will be able to vote your shares online by visiting [          ].

The accompanying proxy statement (the “Proxy Statement”) is dated [          ], and is first being mailed to stockholders of the Company on or about [          ]. The sole purpose of the Special Meeting is to consider and vote upon the following proposals (the “Proposals”):

1.      a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on October 20, 2022, July 20, 2023, January 22, 2024 and July 22, 2024 (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”, and such proposal the “Extension Amendment Proposal”), to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) or (ii) cease all operations except for the purpose of winding up and as promptly as reasonably possible, but no more than ten business days thereafter, redeem the Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on July 22, 2021 (the “IPO”), from October 22, 2024 to October 22, 2025, or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Extension”, and such later date, the “Extended Date”); and

2.      a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

No Proposal is conditioned on the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Kustom Entertainment Business Combination”) pursuant to that certain Agreement and Plan of Merger (the “Kustom Entertainment Merger Agreement”), dated as of June 1, 2023, by and among the (i) Company, (ii) CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, (ii) Yntegra Capital Investments LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for the stockholders of the Company (other than

Digital Ally (as defined below)), (iii) Kustom Entertainment, Inc., a Nevada corporation, and (iv) Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment (“Digital Ally”). For more information about the Kustom Entertainment Business Combination, see the Registration Statement on Form S-4/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2024, and subsequent amendments thereto, which was declared effective on July 30, 2024.

The Charter initially provided that the Company had until July 22, 2022 to complete its Business Combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a Business Combination), subject to the Sponsor or its designees depositing additional funds into the Company’s trust account (the “Trust Account” and such period, the “Combination Period”).

On July 19, 2022, an aggregate of $1,383,123 (the “July 2022 Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per Public Share, which enabled the Company to extend the period of time it had to consummate its Business Combination by an additional three months from July 22, 2022 to October 22, 2022 (the “July 2022 Extension”). In connection with the July 2022 Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the July 2022 Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of the liquidation of the Company. The July 2022 Extension was the first of up to three three-month extensions permitted under the Charter. As a result of the July 2022 Extension, the Company had until October 22, 2022 to complete its Business Combination.

On October 19, 2022, the Company held a special meeting of the stockholders (the “First Special Meeting”), to approve a further extension of the Combination Period from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the First Special meeting. In connection with the approval of the October 2022 Extension, holders of Public Shares (the “Public Stockholders”) elected to redeem an aggregate of 12,204,072 Public Shares. As a result, an aggregate of approximately $125,587,180.34 (or approximately $10.29 per share) was released from the Trust Account to pay such Public Stockholders and 2,441,063 shares of Class A Common Stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 had been deposited into the Trust Account as of October 19, 2022.

On July 19, 2023, the Company held a special meeting in lieu of an annual meeting of the stockholders (the “Second Special Meeting”), to approve a further extension of the Combination Period from July 22, 2023 to January 22, 2024 (the “July 2023 Extension”), which extension was incorporated into the Second Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Second Special Meeting. In connection with the approval of July 2023 Extension, Public Stockholders elected to redeem an aggregate of 376,002 Public Shares. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such Public Stockholders.

On July 20, 2023, the Company issued an aggregate of 3,457,806 shares of Class A Common Stock to the Sponsor upon the conversion (the “Conversion”) of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) held by the Sponsor as Founder Shares (as defined below). As a result of the July 2023 Extension and the Conversion, 5,898,869 shares of Class A Common Stock were issued and outstanding as of July 20, 2023. The Sponsor loaned the Company $360,000 to support the July 2023 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024.

On January 17, 2024, the Company held a special meeting of the stockholders (the “Third Special Meeting”), to approve a further extension of the Combination Period from January 22, 2024 to July 22, 2024 (the “January 2024 Extension”), which extension was incorporated into the Third Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Third Special Meeting. In connection with the approval of the January 2024 Extension, Public Stockholders elected to redeem an aggregate of 202,360 Public Shares. As a result, an aggregate of $2,369,636 (or approximately $11.71 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the January 2024 Extension, 5,320,507 shares of Class A Common Stock were issued and outstanding as of January 20, 2024. The Sponsor loaned the Company $360,000 to support the January 2024 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024.

On July 18, 2024, the Company held a special meeting of the stockholders (the “Fourth Special Meeting”), to approve a further extension of the Combination Period from July 22, 2024 to October 22, 2024 (the “July 2024 Extension”), which extension was incorporated into the Fourth Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Fourth Special Meeting. In connection with the approval of the July 2024 Extension, Public Stockholders elected to redeem an aggregate of 355,865 Public Shares. As a result, an aggregate of $4,386,351 (or approximately $12.33 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the July 2024 Extension, 4,964,642 shares of Class A Common Stock were issued and outstanding as of July 20, 2024. The Sponsor loaned the Company $124,728 to support the July 2024 Extension, of which an aggregate of approximately $124,728 had been deposited into the Trust Account as of September 30, 2024.

As a result of the October 2022 Extension, the July 2023 Extension, the January 2024 Extension and the July 2024 Extension, and as provided in the Charter, the Company currently has until October 22, 2024 to complete its initial Business Combination (the “Termination Date”). The Company has called a special meeting of stockholders in lieu of an annual meeting to approve the Kustom Entertainment Business Combination (the “Business Combination Meeting”), which meeting has been adjourned and may be further rescheduled to a future date. While the Company is using its best efforts to complete the Kustom Entertainment Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before October 22, 2024 to complete the Kustom Entertainment Business Combination. Accordingly, the Board believes that in order to be able to consummate the Kustom Entertainment Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Kustom Entertainment Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Kustom Entertainment Business Combination or another initial Business Combination and would be forced to liquidate even if its stockholders are otherwise in favor of consummating such transaction. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate the Kustom Entertainment Business Combination to the Extended Date in order for its stockholders to have the opportunity to participate in the Company’s future investment.

The Company reserves the right at any time to cancel the Special Meeting and not to submit the Extension Amendment Proposal to its stockholders or implement the Extension Amendment Proposal. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with the Charter.

If the Company’s stockholders approve the Kustom Entertainment Business Combination at the Business Combination Meeting and the other conditions to the Kustom Entertainment Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then the Company intends to use its best efforts to complete the Kustom Entertainment Business Combination on or before the Termination Date. The Company will cancel the Special Meeting and will not implement the Extension Amendment if, on or before October 21, 2024, it is able to complete the Kustom Entertainment Business Combination. The Company intends to hold the Special Meeting to approve the Extension Amendment and file the proposed amendment to its Charter only if it has determined as of the time of the Special Meeting that it may not be able to complete the Kustom Entertainment Business Combination on or before the Termination Date. If the Company does not implement the Extension Amendment, it will not redeem any Public Shares submitted for redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).

If the Extension Amendment Proposal is approved and the Extension Amendment implemented, subject to satisfaction of the conditions to closing in the Kustom Entertainment Merger Agreement (including, without limitation, receipt of stockholder approval of the Kustom Entertainment Business Combination), the Company intends to complete the Kustom Entertainment Business Combination as soon as possible, and in any event, on or before the Extended Date. However, there is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of the Kustom Entertainment Business Combination, or to complete a Business Combination with a target company other than Kustom Entertainment.

In connection with the Extension Amendment Proposal, the Public Stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal (the “Fifth Extension Redemptions”). If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when a Business

Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The Sponsor owns: (i) one share of Class B Common Stock, representing all of the shares of Class B Common Stock currently outstanding, and 3,457,086 shares of Class A Common Stock (collectively, the “Founder Shares”), and (ii) 571,859 shares of Class A Common Stock (the “Private Placement Shares”) included in units (the “Private Placement Units”) that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The IPO underwriter, Maxim Group LLC (“Maxim”), owns (i) 138,312 shares of Class A Common Stock (the “Representative Shares”) and (ii) 103,734 Private Placement Shares (that were issued to Maxim in the Private Placement).

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 17, 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your Public Shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.59 at the time of the Special Meeting (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes) based on the per share price of the Public Shares as of September 30, 2024. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Stockholders wish to sell their shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Special Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates. The Adjournment Proposal will only be presented to the Company’s stockholders (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is not approved or the Company is otherwise unable to complete the Extension, and the Company does not consummate the Business Combination by October 22, 2024, as contemplated by the final IPO prospectus the Company filed with the SEC on July 21, 2021 (File No.: 333-255111) and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 50% of the Company’s outstanding shares of Common Stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including those who voted online) or by proxy at the Special Meeting.

As a result of the Conversion and the redemptions in connection with the First Special Meeting, the Second Special Meeting, the Third Special Meeting and the Fourth Special Meeting, the Sponsor and the Company’s directors and officers hold approximately 81.2% of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting and plan to vote all such shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Assuming the Sponsor, directors and officers vote all of the shares of Common Stock owned by them at the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal, if presented, can be approved at the Special Meeting even if some or all of the other Public Stockholders do not approve the Extension Amendment Proposal and the Adjournment Proposal, if presented.

You are not being asked to vote on the Kustom Entertainment Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, provided that you are a stockholder on the record date for Business Combination Meeting, you would retain the right to vote on the Kustom Entertainment Business Combination when it is submitted to stockholders. Regardless of how you vote on the Kustom Entertainment Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Kustom Entertainment Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

[ ], 2024	By Order of the Board of Directors

Felipe MacLean Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online or at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or at the Special Meeting by obtaining a legal proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Failure to vote by proxy, online or at the Special Meeting will have no effect on the outcome of the vote on the Adjournment Proposal. You will be able to vote your shares online by visiting [    ].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 21, 2024:    This Notice of Meeting and the accompanying Proxy Statement are available at [_____].

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON October 21, 2024

PROXY STATEMENT

The special meeting of stockholders (the “Special Meeting”) of Clover Leaf Capital Corp. (“we”, “us”, “our” or “Company”), will be held at 10:00 a.m. Eastern Time on October 21, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned.

You will not be required to attend the Special Meeting in person in order to vote. You may vote your shares online by visiting [          ]. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1.      a proposal to amend our amended and restated certificate of incorporation, as amended on October 20, 2022, July 20, 2023, January 22, 2024 and July 22, 2024 (the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment”, and such proposal the “Extension Amendment Proposal”), to extend the date by which we must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) or (ii) cease all operations except for the purpose of winding up and as promptly as reasonably possible, but no more than ten business days thereafter, redeem our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units (the “Units” and such shares, the “Public Shares”) sold in our initial public offering that was consummated on July 22, 2021 (the “IPO”), from October 22, 2024 to October 22, 2025, or such earlier date as determined by our board of directors (the “Board”) (the “Extension”, and such later date, the “Extended Date”); and

2.      a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

No Proposal is conditioned on the approval of any other Proposal. The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we have to complete our Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Kustom Entertainment Business Combination”) pursuant to that certain Agreement and Plan of Merger (the “Kustom Entertainment Merger Agreement”), dated as of June 1, 2023, by and among (i) our Company, (ii) CL Merger Sub, Inc., a Nevada corporation and our wholly-owned subsidiary, (ii) Yntegra Capital Investments LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for the stockholders of our Company (other than Digital Ally (as defined below)), (iii) Kustom Entertainment, Inc., a Nevada corporation (“Kustom Entertainment”), and (iv) Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment (“Digital Ally”). For more information about the Kustom Entertainment Business Combination, see the Registration Statement on Form S-4/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2024 and subsequent amendments thereto, which was declared effective on July 30, 2024 (the “Kustom Entertainment Registration Statement”).

The Charter initially provided that we had until July 22, 2022 to complete its Business Combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a Business Combination), subject to the Sponsor or its designees depositing additional funds into our trust account (the “Trust Account” and such period, the “Combination Period”).

On July 19, 2022, an aggregate of $1,383,123 (the “July 2022 Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per Public Share, which enabled us to extend the period of time we had to consummate our Business Combination by an additional three months from July 22, 2022 to October 22, 2022 (the “July 2022 Extension”). In connection with the July 2022 Extension Payment, we issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the July 2022 Extension Payment (the “July 2022 Promissory Note”). The July 2022 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation. The July 2022 Extension was the first of up to three three-month extensions permitted under the Charter. As a result of the July 2022 Extension, we had until October 22, 2022 to complete our Business Combination.

On October 19, 2022, we held a special meeting of the stockholders (the “First Special Meeting”), to approve a further extension of the Combination Period from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the First Special meeting. In connection with the approval of the October 2022 Extension, holders of our Public Shares (the “Public Stockholders”) elected to redeem an aggregate of 12,204,072 Public Shares (the “First Extension Redemptions”). As a result, an aggregate of approximately $125,587,180.34 (or approximately $10.29 per share) was released from the Trust Account to pay such Public Stockholders and 2,441,063 shares of Class A Common Stock were issued and outstanding on October 19, 2022. The Sponsor loaned us approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on October 19, 2022, we issued to the Sponsor an unsecured promissory note having a principal amount equal to $1,383,123 (the “October 2022 Promissory Note”). The October 2022 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On July 19, 2023, we held a special meeting in lieu of an annual meeting of the stockholders (the “Second Special Meeting”), to approve, among other things, a further extension of the Combination Period from July 22, 2023 to January 22, 2024 (the “July 2023 Extension”), which extension was incorporated into the Second Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Second Special Meeting. In connection with the approval of July 2023 Extension, Public Stockholders elected to redeem an aggregate of 376,002 Public Shares (the “Second Extension Redemptions”). As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such Public Stockholders. The Sponsor loaned us approximately $360,000 to support the July 2023 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on July 22, 2023, we issued to the Sponsor an unsecured promissory note having a principal amount equal to $360,000 (the “July 2023 Promissory Note”). The July 2023 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On July 20, 2023, we issued an aggregate of 3,457,806 shares of Class A Common Stock to the Sponsor upon the conversion (the “Conversion”) of an equal number of shares of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) held by the Sponsor as Founder Shares (as defined below). As a result of the Second Extension Redemptions and the Conversion, 5,898,869 shares of Class A Common Stock were issued and outstanding as of July 20, 2023. The Sponsor loaned us $360,000 to support the July 2023 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024.

On January 17, 2024, we held a special meeting of the stockholders (the “Third Special Meeting”), to approve a further extension of the Combination Period from January 22, 2024 to July 22, 2024 (the “January 2024 Extension”), which extension was incorporated into the Third Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Third Special Meeting. In connection with the approval of the January 2024 Extension, Public Stockholders elected to redeem an aggregate of 202,360 Public Shares (the “Third Extension Redemptions”). As a result, an aggregate of $2,369,636 (or approximately $11.71 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Third Extension Redemptions, 5,320,507 shares of Class A Common Stock were issued and outstanding as of January 20, 2024. The Sponsor loaned us $360,000 to support the January 2024 Extension, of which an aggregate of approximately $360,000 had been deposited into the

Trust Account as of September 30, 2024. In connection with such loan, on January 22, 2024, we issued to the Sponsor an unsecured promissory note having a principal amount equal to $360,000 (the “January 2024 Promissory Note”). The January 2024 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On July 18, 2024, we held a special meeting of the stockholders (the “Fourth Special Meeting”), to approve a further extension of the Combination Period from July 22, 2024 to October 22, 2024 (the “July 2024 Extension”), which extension was incorporated into the Fourth Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Fourth Special Meeting. In connection with the approval of the July 2024 Extension, Public Stockholders elected to redeem an aggregate of 355,865 Public Shares (the “Fourth Extension Redemptions” and collectively with the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, the “Extension Redemptions”). As a result, an aggregate of $4,386,351 (or approximately $12.33 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Fourth Extension Redemptions, 4,964,642 shares of Class A Common Stock were issued and outstanding as of July 20, 2024. The Sponsor loaned us $124,728 to support the July 2024 Extension, of which an aggregate of approximately $124,728 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on July 22, 2024, we issued to the Sponsor an unsecured promissory note having a principal amount equal to $124,728 (the “July 2024 Promissory Note”). The July 2024 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

As a result of the October 2022 Extension, the July 2023 Extension, the January 2024 Extension and the July 2024 Extension, and as provided in the Charter, we currently have until October 22, 2024 to complete our initial Business Combination (the “Termination Date”). We have called a special meeting of stockholders in lieu of an annual meeting to approve the Kustom Entertainment Business Combination (the “Business Combination Meeting”), which meeting has been adjourned, and may be further rescheduled to a future date. While we are using our best efforts to complete the Kustom Entertainment Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before October 22, 2024 to complete the Kustom Entertainment Business Combination. Accordingly, the Board believes that in order to be able to consummate the Kustom Entertainment Business Combination, we will need to obtain the Extension. Without the Extension, we believe that there is significant risk that we might not, despite our best efforts, be able to complete the Kustom Entertainment Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Kustom Entertainment Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate the Kustom Entertainment Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Extension Amendment Proposal is approved and the Extension Amendment implemented, subject to satisfaction of the conditions to closing in the Kustom Entertainment Merger Agreement (including, without limitation, receipt of stockholder approval of the Kustom Entertainment Business Combination), we intend to complete the Kustom Entertainment Business Combination as soon as possible, and in any event, on or before the Extended Date. However, there is no assurance that we will be able to consummate a Business Combination, given the actions that must occur prior to closing of the Kustom Entertainment Business Combination, or to complete a Business Combination with a target company other than Kustom Entertainment.

We reserve the right at any time to cancel the Special Meeting and not to submit the Extension Amendment Proposal to our stockholders or implement the Extension Amendment Proposal. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

In connection with the Extension Amendment Proposal, the Public Stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal (the “Fifth Extension Redemptions”). If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when a Business

Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date.

Our Sponsor owns: (i) one share of Class B Common Stock, representing all of the shares of Class B Common Stock currently outstanding, and 3,457,086 shares of Class A Common Stock (collectively, the “Founder Shares”), and (ii) 571,859 shares of Class A Common Stock (the “Private Placement Shares”) included in units (the “Private Placement Units”) that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The IPO underwriter, Maxim Group LLC (“Maxim”), owns (i) 138,312 shares of Class A Common Stock (the “Representative Shares”) and (ii) 103,734 Private Placement Shares (that were issued to Maxim in the Private Placement).

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent at least two business days prior to the Special Meeting (or October 17, 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in Street Name (as defined in the section below entitled “Questions and Answers about the Special Meeting”), you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $8,726,952 that was in the Trust Account as of September 30, 2024. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates. The Adjournment Proposal will only be presented to our stockholders (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is not approved or we are otherwise unable to complete the Extension, and we do not consummate the Business Combination by October 22, 2024, as contemplated by the final IPO prospectus we filed with the SEC on July 21, 2021 (File No.: 333-255111) (the “IPO Prospectus”) and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our Rights (as defined in the section below entitled “Background”), which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 3,457,807 Founder Shares, which were issued to the Sponsor prior to our IPO, and 571,859 Private Placement Units, which were purchased by the Sponsor in the Private Placement. In the event of a liquidation, Maxim will not receive any monies held in the Trust Account as a result of its ownership of 138,312 Representative Shares and 103,734 Private Placement Units, which were issued to Maxim in the Private Placement. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If we liquidate, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Shares due to reductions in the value of the Trust Account assets, less taxes payable provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of September 30, 2024, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.59. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because we will not be complying with Section 280 of the DGCL as described in the IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company rather than an operating company, and our operations have been limited to searching for prospective target business to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Special Meeting may subject us to pay the Excise Tax.

In the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Extension Amendment is implemented, we plan to continue to maintain the remaining amount in our Trust Account in an interest-bearing demand deposit account at a bank.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Company, pursuant to the terms of the investment management trust agreement, dated July 19, 2021 (the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a Business Combination on or before the Extended Date. Public Stockholders who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on October 4, 2024 (the “Record Date”) as the date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 4,964,642 shares of our Class A Common Stock and one share of Class B Common Stock issued and outstanding. Our Rights do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali, LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $7,500 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, our management (the “Management”), the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section below entitled “Questions and Answers about the Special Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy5Statement is dated [          ] and is first being mailed to stockholders on or about [          ].

[ ], 2024	By Order of the Board of Directors

Felipe MacLean Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a Business Combination. In July 2021, we consummated our IPO and the Private Placement, from which we derived net proceeds of approximately $140,386,985 in the aggregate. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before a certain date.

On July 19, 2022, we issued a press release announcing that the Sponsor had caused the July 2022 Extension Payment to be deposited into the Trust Account. This deposit enabled us to extend our Combination Period from July 22, 2022 to October 22, 2022. The July 2022 Extension was the first of three three-month extensions permitted under our Charter and provided us with additional time to complete our Business Combination.

On October 19, 2022, we held the First Special Meeting to further extend the Combination Period from October 22, 2022 to January 22, 2024, which extension was incorporated into the First Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the First Special Meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, Public Stockholders elected to redeem an aggregate of 12,204,072 Public Shares in the First Extension Redemptions. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such Public Stockholders and 2,441,063 shares of Class A Common Stock were issued and outstanding on October 19, 2022. The Sponsor loaned us approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 had been deposited into the Trust Account as of September 30, 2024.

On July 19, 2023, we held the Second Special Meeting to, among other things, further extend the Combination Period from July 22, 2023 to January 22, 2024, which extension was incorporated into the Second Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Second Special Meeting. In connection with the approval of July 2023 Extension, Public Stockholders elected to redeem an aggregate of 376,002 Public Shares in the Second Extension Redemptions. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such Public Stockholders.

On July 20, 2023, we issued an aggregate of 3,457,806 shares of Class A Common Stock to the Sponsor upon the Conversion of an equal number of shares of the Class B Common Stock held by the Sponsor as Founder Shares. As a result of the Second Extension Redemptions and the Conversion, 5,898,869 shares of Class A Common Stock were issued and outstanding on July 20, 2023. The Sponsor loaned us $360,000 to support the July 2023 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024.

On January 17, 2024, we held the Third Special Meeting to further extend the Combination Period from January 22, 2024 to October 22, 2024, which extension was incorporated into the Third Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Third Special Meeting. In connection with the approval of the January 2024 Extension, Public Stockholders elected to redeem an aggregate of 202,360 Public Shares. As a result, an aggregate of $2,369,636 (or approximately $11.71 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Third Extension Redemptions, 5,320,507 shares of Class A Common Stock were issued and outstanding on January 20, 2024. The Sponsor loaned us $360,000 to support the January 2024 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024.

On July 18, 2024, we held the Fourth Special Meeting to further extend the Combination Period from July 22, 2024 to October 22, 2024, which extension was incorporated into the Fourth Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Fourth Special Meeting. In connection with the approval of the July 2024 Extension, Public Stockholders elected to redeem an aggregate of 355,865 Public Shares in the Fourth Extension Redemptions. As a result, an aggregate of $4,386,351 (or approximately $12.33 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Fourth Extension Redemptions, 4,964,642 shares of Class A Common Stock were issued and outstanding as of July 20, 2024. The Sponsor loaned us $124,728 to support the July 2024 Extension, of which an aggregate of approximately $124,728 had been deposited into the Trust Account as of September 30, 2024.

The amount in the Trust Account was initially $10.15 per public share and following the Extension Redemptions is approximately $12.59 per share as of September 30, 2024.
Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a Business Combination.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

We will separately hold the Business Combination Meeting. If our stockholders approve the Kustom Entertainment Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then we intend to use our best efforts to complete the Kustom Entertainment Business Combination on or before the Termination Date. We will cancel the Special Meeting and will not implement the Extension Amendment if, on or before October 21, 2024, we are able to complete the Kustom Entertainment Business Combination. We intend to hold the Special Meeting to approve the Extension Amendment and file the Extension Amendment only if it has determined as of the time of the Special Meeting that it may not be able to complete the Kustom Entertainment Business Combination on or before the Termination Date. If we do not implement the Extension Amendment, we will not redeem any Public Shares submitted for redemption solely in connection with the Special Meeting (but will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).

What is being voted on?	You are being asked to vote on:

•   a proposal to amend our Charter to extend the date by which we must (i) consummate a Business Combination or (ii) cease all operations except for the purpose of winding up and as promptly as reasonably possible, but no more than ten business days thereafter, redeem the Public Shares from October 22, 2024 to October 22, 2025;

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the Combination Period. The purpose of the Extension Amendment and, if necessary, the Adjournment Proposal, is to allow us more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. There is no assurance that we will be able to consummate a Business Combination, given the actions that must occur prior to the closing of the Kustom Entertainment Business Combination, or to complete a Business Combination with a target company other than Kustom Entertainment.

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination consummated on or before October 22, 2024, the Termination Date. As explained below, we may not be able to complete a Business Combination by that date and therefore, we are asking for an Extension of this timeframe.

We believe that given our expenditure of time, effort and money on finding a Business Combination, including the Kustom Entertainment Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider a Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, or (ii) cease our operations if we fail to complete such Business Combination and redeem or repurchase 100% of our Public Shares from October 22, 2024 to October 22, 2025.

If the Extension Amendment Proposal is not approved by our stockholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with our existing Charter.

You are not being asked to vote on the Kustom Entertainment Business Combination at the Special Meeting. The vote by our stockholders on the Kustom Entertainment Business Combination will occur at the separate Business Combination Meeting and the solicitation of proxies from our stockholders in connection with such separate Business Combination Meeting, and the related right of our stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the vote on the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus. We filed the Kustom Entertainment Registration Statement on Form S-4/A with the SEC on June 26, 2024, which was declared effective on July 30, 2024. If you want to ensure your Public Shares are redeemed in the event either the Kustom Entertainment Business Combination is completed or the Extension Amendment Proposal is implemented, you should specify your election to “redeem” your Public Shares in connection with either the Special Meeting or the Business Combination Meeting, or both.

If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, provided that you are a stockholder on the record date for the Business Combination Meeting, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate a Business Combination, including the Kustom Entertainment Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the Combination Period from October 22, 2024 to October 22, 2025. The Extension Amendment would give us additional time to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before October 22, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to (i) adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal or if we will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Fifth Extension Redemptions. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

If our stockholders approve the Kustom Entertainment Business Combination at the Business Combination Meeting and the other conditions to the Kustom Entertainment Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then we intend to use our best efforts to complete the Kustom Entertainment Business Combination on or before the Termination Date. We will cancel the Special Meeting and will not implement the Extension Amendment if, on or before October 21, 2024, we are unable to complete the Kustom Entertainment Business Combination. We intend to hold the Special Meeting to approve the Extension Amendment Proposal and file the proposed Extension Amendment to our Charter only if we have determined as of the time of the Special Meeting that we may not be able to complete the Kustom Entertainment Business Combination on or before the Termination Date. If we do not implement the Extension Amendment, we will not redeem any Public Shares submitted for the Fifth Extension Redemption (but will redeem all Public Shares submitted for redemption in connection with the Business Combination Meeting).

How do our insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. Currently, the Sponsor owns approximately 81.2% of our issued and outstanding shares of Common Stock, including 3,457,807 Founder Shares and 571,859 Private Placement Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such Public Stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or our Company may provide such Public Stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

What vote is required to adopt the Proposals?	The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of Common Stock on the Record Date.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person (including those who voted online) or by proxy.
What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, and regardless of how you vote, so long as you make the Election in the Fifth Extension Redemptions. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and Broker Non-Votes (as defined below) will have no effect on such proposal.

What happens if the Extension Amendment Proposal is not approved?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by October 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our Rights, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares, or the Private Placement Shares.

If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved, we will continue to attempt to complete the proposed Kustom Entertainment Business Combination until the Extended Date.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to October 22, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Kustom Entertainment Business Combination. If stockholders approve the Kustom Entertainment Business Combination, we expect to consummate the Kustom Entertainment Business Combination as soon as possible following such stockholder approval.

Upon the requisite approval of the Extension Amendment Proposal, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our Units, Class A Common Stock and Public Rights (as defined in the section below entitled “Background”) will remain publicly traded.

If the Extension Amendment Proposal is implemented, the removal of the Withdrawal Amount from the Trust Account in the Fifth Extension Redemptions will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor, Maxim and our directors and our officers as a result of their ownership of the Founder Shares, Representative Shares and Private Placement Shares.

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of Common Stock on the Record Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment Proposal at any time without any further action by our stockholders.

What happens to the Rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by October 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our Rights, which will expire worthless in the event of our winding up.

What happens to the Rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Rights will remain outstanding and will be exchanged for 1/8 of one share of Class A Common Stock upon completion of a Business Combination, including the Kustom Entertainment Business Combination.

Would I still be able to exercise my redemption rights if I vote “AGAINST” a Business Combination?

Unless you elect to redeem your Public Shares in the Fifth Extension Redemptions, you will be able to vote on a Business Combination when it is submitted to stockholders if you are a stockholder on the Record Date for a meeting to seek stockholder approval of a Business Combination. If you disagree with a Business Combination, such as the Kustom Entertainment Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination in connection with the stockholder vote to approve a Business Combination, such as at the Business Combination Meeting, subject to any limitations set forth in our Charter.

How do I attend the meeting?

The Special Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 at 10:00 a.m. Eastern time on October 21, 2024, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned. Only stockholders who own shares of Common Stock as of the close of business on the Record Date will be entitled to attend the Special Meeting.

You will not be required to attend the Special Meeting in person in order to vote. You will be able to vote your shares online at [ ], or in accordance with the voting instructions provided throughout this Proxy Statement.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

•   Record Holders.    If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Special Meeting.

•   Beneficial Holders.    If your shares are held in Street Name, you are invited to attend the Special Meeting. However, since you are not the Stockholder of Record (as defined below), you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at info@cloverlcc.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then these proxy materials are being forwarded to you by that organization. If your shares are held in Street Name, and you wish to attend the Special Meeting and vote at the Special Meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 50% of the outstanding shares of our Common Stock as of the Record Date, including the Founder Shares, Representative Shares and the Private Placement Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy, online or at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including those who voted online) or by proxy. Accordingly, a stockholder’s failure to vote by proxy, online or at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “Street Name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these Proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, such as the ratification of an independent registered public accounting firm.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person (including those who voted online) or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 2,482,322 shares of our Common Stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our Common Stock at the close of business on October 4, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this Record Date, 4,964,643 shares of Class A Common Stock and one share of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a Stockholder of Record and a Beneficial Owner of shares held in Street Name?

•   Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Stockholder of Record”.

•   Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of our Company and our stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal, if presented.

What interests do our Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 3,457,807 Founder Shares (purchased for $25,000), 571,859 Private Placement Units (purchased for $5,718,859), all of which would expire worthless if a Business Combination is not consummated and (ii) loans in the aggregate principal amount of up to $3,610,974, comprised of $1,383,123 issued in connection with the July 2022 Extension Payment, $1,383,123 issued in connection with the October 2022 Extension, $360,000 issued in connection with the July 2023 Extension, $360,000 issued in connection with the January 2024 Extension, $124,728 issued in connection with the July 2024 Extension and approximately $1,493,598 in connection with the Working Capital Notes (as defined in the section below entitled “Background”), outstanding as of September 30, 2024.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a Stockholder of Record:

•   At the Special Meeting.    You may vote at the Special Meeting.

•   Online.    You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at [    ], 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on October 20, 2024 (have your proxy card in hand when you visit the website).

•   By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

If you are a Beneficial Owner of shares held in Street Name:

•   At the Special Meeting.    If you wish to vote at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•   By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•   By telephone or online.    You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote if you have already voted by proxy. For more information, see the subsection above entitled “How do I attend the Meeting?”

How do I redeem my Public Shares?

If the Extension Amendment is implemented, each of our Public Stockholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fifth Extension Redemptions. If you choose not to make an Election in connection with the Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, such as at the Business Combination Meeting, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in the Charter.

In order to exercise your redemption rights in the Fifth Extension Redemptions, you must, prior to 5:00 p.m. Eastern time on October 17, 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

In the event that a Public Stockholder tenders its Public Shares and decides that it does not want to redeem its Public shares, the Public Stockholder may withdraw the tender at any time prior to the Special Meeting. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders its Public Shares and the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed in the Fifth Extension Redemptions and the physical certificates representing these Public Shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your Public Shares are registered in more than one name or are registered in different accounts. For example, if you hold your Public Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Public Shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Public Shares. Separate voting materials will be mailed to our stockholders for the Business Combination Meeting. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $7,500 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the Management, the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow, at (800) 662-5200 (toll free) or by email at CLOE.info@investor.sodali.com.

You may also contact us at: Clover Leaf Capital Corp. 1450 Brickell Avenue, Suite 2520 Miami, FL 33131 E-mail: info@cloverlcc.com
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Kustom Entertainment Business Combination, or another Business Combination;

•        the anticipated benefits of the Kustom Entertainment Business Combination, or another Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following the Business Combination.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”), which became effective on July 1, 2024 (the “2024 SPAC Rules”), that affect SPAC Business Combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination, including the Kustom Entertainment Business Combination, and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in (i) our IPO Prospectus, (ii) our Annual Reports on Form 10-K for the fiscal years ended December 31, 2023 and 2022, as filed with the SEC on March 14, 202 and April 14, 2023, respectively, (iii) our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2024, June 30, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC on August 15, 2024, May 16, 2023, August 14, 2023 and November 14, 2023, respectively, (iv) the Kustom Entertainment Registration Statement, which was declared effective by the SEC on July 30, 2024, and (v) in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we expect to seek stockholder approval of a Business Combination, with Kustom Entertainment or otherwise.

We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Extension Amendment in the Fifth Extension Redemptions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our Public Stockholders may be unable to recover their investment except through sales of our Public Shares on the open market. The price of our Public Shares may be volatile, trading may be sporadic, and there can be no assurance that Public Stockholders will be able to dispose of our Public Shares at favorable prices, or at all.

Our Sponsor, directors and officers own a substantial number of shares of our Common Stock and can approve the Extension Amendment Proposal and the Adjournment Proposal, if presented, without the vote of other stockholders.

Our Sponsor, directors and officers, following the Conversion and the Extension Redemptions, own approximately 81.2% of the outstanding shares of our Common Stock entitled to vote at the Special Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal, if presented, can be approved at the Special Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal or the Adjournment Proposal, if presented.

Nasdaq has suspended our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

On March 1, 2024, we received a notice (the “Delisting Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) informing us that our securities may be subject to suspension and delisting pending the outcome of a hearing before the Nasdaq Hearings Panel (the “Panel”) following a series of notices from the Staff (see the section below entitled “Background”). Because the Staff issued the Delisting Notice to us on March 1, 2024, we chose to forego submitting a plan of compliance to Nasdaq related to the Annual Meeting Requirement. We requested a hearing before the Panel on March 8, 2024, and the hearing was held on May 7, 2024.

On June 5, 2024, the Panel granted our request for continued listing, subject to the obligation that, on or before August 28, 2024, we should complete a Business Combination with Kustom Entertainment and demonstrate compliance with all initial listing criteria.

On August 27, 2024, we notified the Panel that we would not close an initial Business Combination by the Panel’s August 28, 2024 deadline. On August 30, 2024, we received written notice from the Panel indicating that the Panel had decided to delist our securities from Nasdaq and trading of our securities would be suspended at the open of trading on September 4, 2024 (the “Trading Suspension”), due to our failure to comply with the terms of the Panel’s decision issued on June 5, 2024. Following the Trading Suspension, our Units, Public Shares and Public Rights are quoted on the OTC Markets under the tickers “CLOEU,” “CLOE,” and “CLOER,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 with the SEC after the applicable Nasdaq review and appeal periods have lapsed. Our Company and Kustom Entertainment are diligently working to satisfy or waive applicable closing conditions to complete the Kustom Entertainment Business Combination. We do not expect that the Trading Suspension will be lifted prior to the Closing.

If Nasdaq Completes the delisting of our securities from its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: a limited availability of market quotations for its securities;

•        appearing to be less attractive to potential target companies than an exchange-listed SPAC;

•        reduced liquidity for its securities;

•        a determination that our Class A Common Stock is considered a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” To the extent that our Units, Public Shares and Public Rights remain listed on Nasdaq, such securities are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. To the extent that we are no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

The Excise Tax may be imposed on us in connection with our redemptions of Public Shares in connection with a Business Combination or other stockholder vote pursuant to which Public Stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in the Fifth Extension Redemptions may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension Amendment is implemented by the Board.

As discussed elsewhere in the Proxy Statement, on July 19, 2023, Public Stockholders holding 376,002 Public Shares elected to redeem such Public Shares in the Second Extension Redemptions. As a result, $4,209,931 was removed from the Trust Account to pay such Public Stockholders. On January 22, 2024, Public Stockholders holding 202,360 Public Shares elected to redeem such Public Shares in the Third Extension Redemptions. As a result, $2,374,149 was removed from the Trust Account to pay such Public Stockholders. On July 22, 2024, Public Stockholders holding 355,865 Public Shares elected to redeem such Public Shares in the Fourth Extension Redemptions. As a result, $4,386,351 was removed from the Trust Account to pay such Public Stockholders. Management has evaluated the requirements of the IR Act and our operations and has determined that $65,841 is required to be recorded as a liability, which remained outstanding on our balance sheet as of June 30, 2024.

During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. Pursuant to those regulations, we would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024. We are currently evaluating our options with respect to payment of this obligation. If we are unable to pay our obligation in full, we will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full. The foregoing could cause a reduction in the cash available to complete a Business Combination and may adversely affect our ability to complete a Business Combination.

As described in the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights,” if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares in the Fifth Extension Redemptions. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. In the event an Excise Tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business

Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on June 26, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A Common Stock or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $12.59 (as of September 30, 2024 and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) per Public Share upon the liquidation of our Trust Account and our Rights will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines.

In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Yntegra Capital Management, LLC is the sole managing member of the Sponsor and a U.S. entity. Felipe MacLean, a U.S. citizen is the sole manager of Yntegra Capital Management, LLC, the Sponsor’s managing member. Other members of the Sponsor include certain of our officers and directors. To the best of our knowledge, approximately 47% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 53% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 53% of interests in the Sponsor owned by non-U.S. persons, approximately 27% are owned by persons in Sweden, approximately 9% are owned by persons in Bolivia and 3% are owned by a person in Venezuela. Accordingly, the Sponsor is controlled by a non-U.S. person, and CFIUS may consider us to be a “foreign person.”

The Sponsor is expected to own approximately 23.4% of the combined entity following the Kustom Entertainment Business Combination.

Although we do not believe Kustom Entertainment is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the Kustom Entertainment Business Combination, impose conditions to mitigate national security concerns with respect to the Kustom Entertainment Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the Business Combination with Kustom Entertainment. If we were to seek an initial Business Combination other than the Business Combination, the pool of potential targets with which it could complete an initial Business Combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $12.30 per share (plus any applicable interest accrued). This will also cause you to lose any potential investment opportunity in Kustom Entertainment or any other acquisition target and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our Rights will expire worthless.

On December 1, 2023, Manuel Rocha, a former member of our Board, was arrested by federal authorities and charged with multiple crimes including conspiracy to act as a foreign agent to defraud the United States, acting as an illegal agent for a foreign government, and use of a passport obtained by false statement in a complaint filed against Mr. Rocha in the United States District Court for the Southern District of Florida. On December 4, 2023, Mr. Rocha resigned from the Board. Mr. Rocha does not have an interest in us or the Sponsor and was not involved in our day-to-day activities, finances, or other matters that may affect national security.

Unless extended, the Kustom Entertainment Merger Agreement may be terminated at any time in accordance with its terms, including by either our Company or by Kustom Entertainment after September 22, 2024, and you may not have the chance to vote on the Kustom Entertainment Business Combination.

The Kustom Entertainment Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Kustom Entertainment Business Combination and the Kustom Entertainment Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, (i) by mutual consent of our Company or Kustom Entertainment, (ii) by either our Company or Kustom Entertainment if any of the conditions to the closing of the Business Combination have not been satisfied or waived by September 22, 2024 (the “Outside Date”).

We intend to complete the Kustom Entertainment Business Combination as soon as possible. However, as of the date of this Proxy Statement, the parties have not satisfied or waived all applicable conditions to consummate the Kustom Entertainment Business Combination prior to the Outside Date. If the parties do not amend the Kustom Entertainment Merger Agreement to extend the Outside Date, and Kustom Entertainment elects to terminate the Kustom Entertainment Merger Agreement, you may not have the chance to vote on the Kustom Entertainment Business Combination if the Kustom Entertainment Merger Agreement is terminated before the Business Combination Meeting is held.

We have incurred and expects to incur significant costs associated with the Kustom Entertainment Business Combination. Whether or not the Kustom Entertainment Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Kustom Entertainment Business Combination is not completed.

We and Kustom Entertainment expect to incur significant transaction and transition costs associated with the Kustom Entertainment Business Combination and operating as a public company following the closing of the transaction. We and Kustom Entertainment may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Kustom Entertainment Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the Combined Company following the closing of the Kustom Entertainment Business Combination. Even if the Kustom Entertainment Business Combination is not completed, we expect to incur approximately $[__] million in expenses in the aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Kustom Entertainment Business Combination is not completed.

BACKGROUND

General

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a Business Combination.

There are currently 4,964,642 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding. In addition, we issued rights to purchase 1,728,903 shares of Class A Common Stock upon consummation of a Business Combination as part of our IPO (the “Public Rights”) and rights to purchase 84,449 shares of Class A Common Stock upon consummation of a Business Combination as part of the Private Placement (the “Private Placement Rights”, and together with the Public Rights, the “Rights”), with every eight (8) Rights entitling the holder thereof to receive one share of Class A Common Stock at the closing of the Business Combination.

Approximately $142,467,912.06 from our IPO and the Private Placement was held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on June 26, 2023, we instructed Continental to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

Working Capital Loans

In addition, in order to finance transaction costs in connection with an initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, provide us funds (the “Working Capital Loans”).

On July 21, 2023, we issued a promissory note in the principal amount of up to $300,000 to our Sponsor (the “2023 Working Capital Note”). The 2023 Working Capital Note was issued in connection with advances our Sponsor may make in the future to us as Working Capital Loans. The 2023 Working Capital Note is non-interest bearing and payable upon the earlier of (i) completion of our initial Business Combination or (ii) the date that our winding up is effective. We drew $300,000 under the 2023 Working Capital Note, which was outstanding as of September 30, 2024.

On January 22, 2024, we issued a promissory note in the principal amount of up to $1,000,000 to our Sponsor (the “January 2024 Working Capital Note”). The January 2024 Working Capital Note was issued in connection with advances our Sponsor may make in the future to us as Working Capital Loans. The January 2024 Working Capital Note is non-interest bearing and payable upon the earlier of (i) completion of the initial Business Combination or (ii) the date of our winding up is effective. We have drawn $1,000,000 under the January 2024 Working Capital Note as of September 30, 2024.

On July 22, 2024, we issued a promissory note in the principal amount of up to $300,000 to the Sponsor (the “July 2024 Working Capital Note” and collectively, with the 2023 Working Capital Note and the January 2024 Working Capital Note, the “Working Capital Notes”). The July 2024 Working Capital Note was issued in connection with up to $300,000 of advances the Sponsor has made or may make in the future to us for working capital expenses. The loan is non-interest bearing and payable upon the earlier of (i) the date of the consummation of our initial Business Combination or (ii) the date of the liquidation of our Company. We have drawn approximately $193,593 under the June 2024 Working Capital Note as of September 30, 2024.

Extensions of our Combination Period and the Conversion

On July 19, 2022, we issued a press release announcing that the Sponsor had caused the July 2022 Extension Payment to be deposited into the Trust Account. The deposit enabled us to extend the Combination Period from July 22, 2022 to October 22, 2022.In connection with the July 2022 Extension Payment, we issued the July 2022 Promissory Note to the Sponsor, which is an unsecured promissory note having a principal amount equal to the amount of the July 2022 Extension Payment. The July 2022 Promissory Note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation. The July 2022 Extension was the first of up to three three-month extensions permitted under our Charter.

On October 19, 2022, we held the First Special Meeting, to approve a further extension of the Combination Period from October 22, 2022 to July 22, 2023, which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the First Special meeting. In connection with the approval of the October 2022 Extension, the Public Stockholders elected to redeem an aggregate of 12,204,072 Public Shares in the First Extension Redemptions. As a result, an aggregate of approximately $125,587,180.34 (or approximately $10.29 per share) was released from the Trust Account to pay such Public Stockholders and 2,441,063 shares of Class A Common Stock were issued and outstanding on October 19, 2022. The Sponsor loaned us approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on October 19, 2022, we issued the October 2022 Promissory Note to the Sponsor, which bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On July 19, 2023, we held the Second Special Meeting, to approve, among other things, a further extension of the Combination Period from July 22, 2023 to January 22, 2024, which extension was incorporated into the Second Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Second Special Meeting. In connection with the approval of July 2023 Extension, Public Stockholders elected to redeem an aggregate of 376,002 Public Shares in the Second Extension Redemptions. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such Public Stockholders.

On July 20, 2023, we issued an aggregate of 3,457,806 shares of Class A Common Stock to the Sponsor upon the Conversion of an equal number of shares of our Class B Common Stock held by the Sponsor as Founder Shares. As a result of the Second Extension Redemptions and the Conversion, 5,898,869 shares of Class A Common Stock were issued and outstanding as of July 20, 2023. The Sponsor loaned us $360,000 to support the July 2023 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on July 22, 2023, we issued the July 2023 Promissory Note to the Sponsor, which bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On January 17, 2024, we held the Third Special Meeting, to approve a further extension of the Combination Period from January 22, 2024 to July 22, 2024, which extension was incorporated into the Third Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Third Special Meeting. In connection with the approval of the January 2024 Extension, Public Stockholders elected to redeem an aggregate of 202,360 Public Shares in the Third Extension Redemptions. As a result, an aggregate of $2,369,636 (or approximately $11.71 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Third Extension Redemptions, 5,320,507 shares of Class A Common Stock were issued and outstanding as of January 20, 2024. The Sponsor loaned us $360,000 to support the January 2024 Extension, of which an aggregate of approximately $360,000 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on January 22, 2024, we issued the January 2024 Promissory Note to the Sponsor, which bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On July 18, 2024, we held the Fourth Special Meeting, to approve a further extension of the Combination Period from July 22, 2024 to October 22, 2024, which extension was incorporated into the Fourth Amendment to the Amended and Restated Certificate of Incorporation that was adopted at the Fourth Special Meeting. In connection with the approval of the July 2024 Extension, Public Stockholders elected to redeem an aggregate of 355,865 Public Shares in the Fourth Extension Redemptions. As a result, an aggregate of $4,386,351 (or approximately $12.33 per share) was released from the Trust Account to pay such Public Stockholders. As a result of the Fourth Extension Redemptions, 4,964,642 shares of Class A Common Stock were issued and outstanding as of July 20, 2024. The Sponsor loaned us $124,728 to support the July 2024 Extension, of which an aggregate of approximately $124,728 had been deposited into the Trust Account as of September 30, 2024. In connection with such loan, on July 22, 2024, we issued the July 2024 Promissory Note to the Sponsor, which bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

Proposed Kustom Entertainment Business Combination

As previously announced in our Current Form 8-K filed with the SEC on June 6, 2023, on June 1, 2023, we entered into the Kustom Entertainment Merger Agreement with (i) Merger Sub, (ii) the Sponsor, in the capacity as the representative from and after the Effective Time (as defined in the Kustom Entertainment Merger Agreement) for our stockholders (other than Digital Ally and its successors and assignees) in accordance with the terms and conditions of the Kustom Entertainment Merger Agreement, (iii) Kustom Entertainment and (iv) Digital Ally. Pursuant to the Kustom Entertainment Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the Kustom Entertainment Business Combination, Merger Sub will merge with and into Kustom Entertainment (the “Merger”) with Kustom Entertainment continuing as the surviving corporation in the Merger and our wholly-owned subsidiary. In the Merger, all of the issued and outstanding capital stock of Kustom Entertainment immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for Digital Ally to receive the Merger Consideration (as defined in the Kustom Entertainment Merger Agreement). Upon consummation of the Kustom Entertainment Business Combination, we will change our name to “Kustom Entertainment, Inc.” For more information on the proposed Kustom Entertainment Business Combination, see the Kustom Entertainment Registration Statement.

Regulatory Approvals

We are not aware of any material regulatory approvals or actions that are required for completion of the Kustom Entertainment Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Yntegra Capital Management, LLC is the sole managing member of the Sponsor and a U.S. entity. Felipe MacLean, a U.S. citizen is the sole manager of Yntegra Capital Management, LLC, the Sponsor’s managing member. Other members of the Sponsor include certain officers and directors of our Company. To the best of our knowledge, approximately 47% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 53% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 53% of interests in the Sponsor owned by non-U.S. persons, approximately 27% are owned by persons in Sweden, approximately 9% are owned by persons in Bolivia and 3% are owned by a person in Venezuela. Accordingly, the Sponsor is controlled by a non-U.S. person, and CFIUS may consider us to be a “foreign person.”

The Sponsor is expected to own approximately 22.9% of the combined entity following the Kustom Entertainment Business Combination.

Although we do not believe Kustom Entertainment is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the Kustom Entertainment Business Combination, impose conditions to mitigate national security concerns with respect to the Kustom Entertainment Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the Kustom Entertainment Business Combination. If we were to seek an initial Business Combination other than the Kustom Entertainment Business Combination, the pool of potential targets with which we could complete an initial Business Combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $12.59 per share (plus any applicable interest accrued), which is the per share amount of the Public Shares as of September 30, 2024. This will also cause you to lose any potential investment opportunity in Kustom Entertainment or any other acquisition target and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our Rights will expire worthless.

While we are using our best efforts to complete the Kustom Entertainment Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is a significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before October 22, 2024. If that were to occur, we would be precluded from completing the Kustom Entertainment Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Kustom Entertainment Business Combination.

The 2024 SPAC Rules provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the 2024 SPAC Rules require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its initial public offering registration statement. The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the initial public offering registration statement. On June 26, 2023, to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the investments held in the Trust Account on July 6, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

In the event that we are deemed to be an investment company, despite any change in investments in the Trust Account, we may be required to liquidate our Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

Nasdaq Notices and Suspension

On April 19, 2023, we received a deficiency letter from the Staff of Nasdaq notifying us that we no longer met the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Shares Requirement”). The notification received had no immediate effect on our Nasdaq listing. On June 5, 2023, we submitted a plan to regain compliance with the Public Shares Requirement. On June 16, 2023, we received a notice from Nasdaq indicating that it had determined to grant us an extension of time to regain compliance with the Public Shares Requirement. The terms of the extension were that on or before July 31, 2023, we needed to file with the SEC and Nasdaq a public document containing our current total shares outstanding and a beneficial ownership table in accordance with SEC proxy rules.

We filed a Current Report on Form 8-K with this information on July 31, 2023. On August 3, 2023, we received a letter from the Staff confirming that we had regained compliance with the Public Shares Requirement. For these reasons, the Staff determined to continue the listing of our securities on Nasdaq and closed the matter set forth in the foregoing paragraph.

On April 21, 2023, we received a deficiency letter from the Staff notifying us that, for the preceding 30 consecutive business days, our Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

The notification received had no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we were provided an initial period of 180 calendar days, or until October 18, 2023, to regain compliance with the MVLS Requirement. On October 2, 2023, we received a letter from the Staff notifying us that we had regained compliance with the MVLS requirement. For this reason, the Staff determined to continue the listing of our securities on Nasdaq closed the matter set forth in the foregoing paragraph.

On August 31, 2023, we received a deficiency letter from the Staff notifying us that we no longer meet the minimum 300 public holders requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(3) (the “Minimum Public Holders Requirement”). The notification received had no immediate effect on our Nasdaq listing. On October 16, 2023, we submitted to Nasdaq a plan to regain compliance with the Minimum Public Holders Requirement. On October 25, 2023, in response to such compliance plan, the Staff granted us an extension of time to regain compliance with the Minimum Public Holders Requirement. Pursuant to the extension, on or before February 27, 2024, we needed to have filed with Nasdaq documentation that demonstrated that our Common Stock had a minimum of 300 public holders.

On January 23, 2024, we received a deficiency notice from the Staff notifying us that we were not in compliance with the requirement pursuant to Nasdaq Listing Rule 5620(a) that companies listed on Nasdaq hold an annual meeting of stockholders within twelve months of their fiscal year end because we did not hold an annual meeting of stockholders within twelve months of our fiscal year ended December 31, 2022 (the “Annual Meeting Requirement”). The notification received had no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we had 45 calendar days, or until March 8, 2024, to submit a plan to regain compliance with the Annual Meeting Requirement.

On February 27, 2024, we were not able to demonstrate compliance with the Minimum Public Holders Requirement, and as such, on March 1, 2024, we received the Delisting Notice from the Staff informing us that our securities may be subject to suspension and delisting pending the outcome of a hearing before the Panel. Because the Staff issued the Delisting Notice to us on March 1, 2024, we chose to forego submitting a plan of compliance to Nasdaq related to the Annual Meeting Requirement. We requested a hearing before the Panel on March 8, 2024, and the hearing was held on May 7, 2024.

On June 5, 2024, the Panel granted our request for continued listing, subject to the obligation that, on or before August 28, 2024, we should complete a Business Combination with Kustom Entertainment and demonstrate compliance with all initial listing criteria.

On August 27, 2024, we notified the Panel that we would not close an initial Business Combination by the Panel’s August 28, 2024 deadline. On August 30, 2024, we received written notice from the Panel indicating that the Panel had decided to delist our securities from Nasdaq and trading of our securities would be suspended at the open of trading on September 4, 2024, due to our failure to comply with the terms of the Panel’s decision issued on June 5, 2024. Following the Trading Suspension, our Units, Public Shares and Public Rights are quoted on the OTC Markets under the tickers “CLOEU,” “CLOE,” and “CLOER,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 with the SEC after the applicable Nasdaq review and appeal periods have lapsed. Our Company and Kustom Entertainment are diligently working to satisfy or waive applicable closing conditions to complete the Kustom Entertainment Business Combination. We do not expect that the Trading Suspension will be lifted prior to the Closing. See the section above entitled “Risk Factors” for more information on the impacts of a Nasdaq delisting.

You are not being asked to vote on the Kustom Entertainment Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, provided that you are a stockholder on the record date for the Business Combination Meeting, you would retain the right to vote on the Kustom Entertainment Business Combination when it is submitted to stockholders. Regardless of how you vote on the Kustom Entertainment Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Kustom Entertainment Business Combination is approved and completed, or we have not consummated a Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the Combination Period to the Extended Date so as to provide us with additional time to complete a Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete a Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by October 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

Our existing Charter provides that we have until October 22, 2024 to complete a Business Combination. The purpose of the Extension Amendment is to allow us more time to complete our Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of Common Stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, the IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the proposed Kustom Entertainment Business Combination or another Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the Combination Period beyond October 22, 2024 to the Extended Date. We intend to hold the Business Combination Meeting prior to the Extended Date in order to seek stockholder approval of the proposed Kustom Entertainment Business Combination.

The Extension Amendment Proposal is essential to allow us additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. We will not proceed with the Extension Amendment if we will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions in the Fifth Extension Redemptions.

We believe that the foregoing Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we fail to consummate a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the Combination Period. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Kustom Entertainment Business Combination or any other Business Combination by October 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Rights, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares or the Private Placement Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time we have to complete a Business Combination until the Extended Date. We will remain a reporting company under the Exchange Act and our Units, Class A Common Stock and Public Rights will remain publicly traded. We will then continue to work to consummate the Kustom Entertainment Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

You are not being asked to vote on the Kustom Entertainment Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, provided that you are a stockholder on the record date for the Business Combination Meeting, you would retain the right to vote on the Kustom Entertainment Business Combination when it is submitted to stockholders. Regardless of how you vote on the Kustom Entertainment Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Kustom Entertainment Business Combination is approved and completed, or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Fifth Extension Redemptions will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $ that was in the Trust Account as of September 30, 2024.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fifth Extension Redemptions. As of September 30, 2024, based on funds in the Trust Account of approximately $8,726,952 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.59 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in the Fifth Extension Redemptions will retain the right to redeem their Public Shares in connection with any stockholder vote to approve the proposed Kustom Entertainment Business Combination, or if we have not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS IN THE FIFTH EXTENSION REDEMPTIONS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 17, 2024.

In connection with tendering your Public Shares for redemption in the Fifth Extension Redemptions, prior to 5:00 p.m. Eastern time on October 17, 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to the transfer agent electronically using the DWAC system, which election would likely be determined based on the manner in which you hold your Public Shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on October 17, 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, Public Stockholders making the election will not be able to tender their Public Shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the Public Stockholder, whether or not the Public Stockholder is a record holder or the Public Shares are held in Street Name, by contacting Continental, as the transfer agent, or the Public Stockholder’s broker and requesting delivery of the Public Shares through the DWAC system. Delivering Public Shares physically may take significantly longer. In order to obtain a physical stock certificate, a Public Stockholder’s broker and/or clearing broker, DTC, and Continental, as the transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the Public Shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100.00 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is our understanding that Public Stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such Public Stockholders will have less time to make their investment decision than those Public Stockholders that deliver their Public Shares through the DWAC system. Public Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their Public Shares before exercising their redemption rights in the Fifth Extension Redemption and thus will be unable to redeem their Public Shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on October 17, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its Public Shares and decides prior to the vote at the Special Meeting that it does not want to redeem its Public Shares in the Fifth Extension Redemptions, the Public Stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the Public Shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders Public Shares and the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the Election until such Public Shares are redeemed for cash or returned to such Public Stockholders.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of September 30, 2024, based on funds in the Trust Account of approximately $8,726,952 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.59 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes).

Your right to redeem in the Fifth Extension Redemptions does not affect the right of our stockholders to elect to redeem their Public Shares in connection with the Kustom Entertainment Business Combination, which is a separate and additional redemption right available to our stockholders. Our stockholders seeking to exercise their redemption rights in connection with the Kustom Entertainment Business Combination should follow the instructions for the exercise of such rights set forth in the Kustom Entertainment Registration Statement.

If you exercise your redemption rights in the Fifth Extension Redemptions, you will be exchanging your shares of the Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to 5:00 p.m. Eastern time on October 17, 2024 (two business days before the Special Meeting). We anticipate that a Public Stockholder who tenders Public Shares for redemption in the Fifth Extension Redemptions would receive payment of the redemption price for such Public Shares soon after the completion of the Extension.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such Public Stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or our Company may provide such Public Stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 50% of our outstanding shares of Common Stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and our Sponsor determines not to fund any additional extension as permitted by our existing Charter, if a Business Combination has not been consummated, we will be required by our Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 3,457,807 Founder Shares and 571,859 Private Placement Shares, representing approximately 81.2% of our issued and outstanding shares of Common Stock. The Sponsor, Maxim and our directors, executive officers and their affiliates do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 3,457,807 Founder Shares and 571,859 Private Placement Units, all such securities deemed to be beneficially owned by our Chairman and Chief Executive Officer, and all of which would expire worthless if a Business Combination is not consummated;

•        the fact that, unless we consummate a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on our behalf, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account (which such unreimbursed expenses amounted to $0 as of September 30, 2024);

•        the fact that the Sponsor has made outstanding loans to us in the aggregate amount of approximately $5,104,572 as of September 30, 2024 (which consists of approximately $1,383,123 outstanding in connection with the July 2022 Extension Payment, $1,383,123 outstanding in connection with the October 2022 Extension, $360,000 in connection with the July 2023 Extension, $360,000 in connection with the January 2024 Extension, $124,728 in connection with the July 2024 Extension Note, and approximately $1,493,598 in connection with the Working Capital Notes, which amount we will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a Business Combination is not completed;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the fact that we have agreed, through the earlier of our consummation of a Business Combination or our liquidation, to pay an affiliate of the Sponsor a monthly fee of $10,000 for office space, utilities, and secretarial and administrative support, of which $90,000 of administrative service fees had been incurred during the nine months ended September 30, 2024; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of our Company and our stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter currently provides that, without further Sponsor extension funding, we have until October 22, 2024 to complete the purposes of our Company, including, but not limited to, effecting a Business Combination under its terms.

Our Charter also states that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete a Business Combination before October 22, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, our IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of Common Stock, including the Founder Shares, the Representative Shares, and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the Combination Period beyond October 22, 2024 to the Extended Date.

We are not asking you to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination in the future, including the Kustom Entertainment Business Combination, and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or we have not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of our Company and our stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our stockholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or where the Board has determined it is otherwise necessary.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Special Meeting, the Extension Amendment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Adjournment Proposal, if presented.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for our Public Stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal in the Fifth Extension Redemptions. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, (v) that are U.S. expatriates, (vi) that actually or constructively own five percent or more of our Class A Common Stock, and (vii) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS IN THE FIFTH EXTENSION REDEMPTIONS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Fifth Extension Redemptions. For purposes of this discussion, a “U.S. Holder” is a Beneficial Owner that so redeems our Class A Common Stock and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed in the Fifth Extension Redemptions, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our Common Stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning Rights) relative to all of our shares of Common Stock both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the Rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock in the Fifth Extension Redemptions must, among other requirements, be less than 80% our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock in the Fifth Extension Redemptions will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in our Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in our Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Class A Common Stock considering exercising their redemption rights in the Fifth Extension Redemptions should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the right to receive one-eighth (1/8) of one share of Class A common stock included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received pursuant to the Rights) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Fifth Extension Redemptions. For purposes of this discussion, a “Non-U.S. Holder” is a Beneficial Owner (other than a partnership) that so redeems its Class A Common Stock and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Class A Common Stock considering exercising their redemption rights in the Fifth Extension Redemptions should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        our Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of the Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Class A Common Stock. We do not believe our Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Fifth Extension Redemptions.

THE SPECIAL MEETING

Overview

Date, Time and Place

The Special Meeting will be held at 10:00 a.m. Eastern Time on October 21, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York, 10105. Only stockholders who own shares of Common Stock as of the close of business on the Record Date will be entitled to attend the Special Meeting.

You will not be required to attend the Special Meeting in person in order to vote. You will be able to vote your shares online at [          ], or in accordance with the voting instructions provided throughout this Proxy Statement.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Special Meeting.

•        Beneficial Holders.    If your shares are held in Street Name, you are invited to attend the Special Meeting. However, since you are not the Stockholder of Record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the Record Date that are (i) entitled to vote at the Special Meeting and (ii) present in person (including those who voted online) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 2,482,322 shares of our Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned shares of our Class A Common Stock at the close of business on October 4, 2024, the Record Date for the Special Meeting. You will have one vote per proposal for each share of our Common Stock you owned at that time. Our Rights do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 50% of our Common Stock outstanding on the Record Date, including the Founder Shares, the Representative Shares, and the Private Placement Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker Non-Votes will have the same effect as “AGAINST” votes.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Special Meeting, there were 4,964,642 shares of Class A Common Stock and one share of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per Proposal.

Our Sponsor, directors and officers, following the Conversion and the Extension Redemptions, own approximately 81.2% of the outstanding shares of our Common Stock entitled to vote at the Special Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Special Meeting, Proposals, including the Extension Amendment Proposal, can be approved at the Special Meeting even if some or all of our other Public Stockholders do not approve either the Extension Amendment Proposal or the Adjournment Proposal, if presented.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fifth Extension Redemptions. As of September 30, 2024, based on funds in the Trust Account of approximately $8,726,952 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $12.59 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Extended Date. See the section above entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Special Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares in the Fifth Extension Redemptions. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or at the Special Meeting if you are a holder of record of our Common Stock as of the Record Date. You may contact Morrow at (800) 662-5200 (toll free) or by email at CLOE.info@investor.sodali.com.

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company and our stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the Beneficial Owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our officers and directors as a group.

In the table below, percentage ownership is based on 4,964,643 shares of our Common Stock, consisting of (i) 4,964,642 shares of our Class A Common Stock (including all Private Placement Shares and Units) and (ii) one share of our Class B Common Stock, issued and outstanding as of the Record Date. On all matters to be voted upon, except for the election of directors of the Board, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class, unless otherwise required under applicable law. Currently, the one share of Class B Common Stock is convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Rights, as such Rights are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Yntegra Capital Investments, LLC(2)	4,029,665	81.2%	1	100.0%	81.2%
Felipe MacLean(2)	4,029,665	81.2%	1	100.0%	81.2%
Markus Puusepp(3)	—	—	—	—	—
Luis A. Guerra(3)	—	—	—	—	—
Per Bjorkman(3)	—	—	—	—	—
Marcos Angelini(3)	—	—	—	—	—
Luis Derechin(3)	—	—	—	—	—
All executive officers, directors and director nominees as a group	4,029,665	81.2%	1	100.0%	81.2%
RiverNorth Capital Management, LLC(4)	300,000	6.0%	—	—	6.0%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yntegra Capital Investments, LLC, 1450 Brickell Avenue, Suite 2520, Miami, FL 33131.

(2)      Represents shares of Common Stock held by Yntegra Capital Investments, LLC, our Sponsor. Yntegra Capital Management, LLC is the sole managing member of the Sponsor and a U.S. entity. Felipe MacLean, a U.S. citizen and our Chairman and Chief Executive Officer, is the sole manager of Yntegra Capital Management, LLC, and as such, may be deemed to share beneficial ownership of the Common Stock held directly by our Sponsor. Mr. McLean and Markus Puusepp, our Chief Operating Officer, each own 50% of Yntegra Capital Management, LLC. Each such person disclaims any beneficial ownership of the reported shares of Common Stock herein, other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Does not include any shares of Common Stock held by our Sponsor. This individual is a member of our Sponsor, but does not have voting or dispositive control over the shares of Common Stock held by our Sponsor.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2024 by RiverNorth Capital Management, LLC, a Delaware limited liability company (“RiverNorth”). The number of Public Shares held by RiverNorth is reported as of December 31, 2023, which does not reflect any redemption of shares in the Third Extension Redemptions, the Fourth Extension Redemptions, or any other transactions after December 31, 2023. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect RiverNorth’s current beneficial ownership. The principal business address of RiverNorth is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that our annual meeting of stockholders for the 2024 fiscal year (the “2024 Annual Meeting”) will be held no later than December 31, 2025.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about December 31, 2025, notice of a nomination or proposal must be delivered to us no later than October 2, 2025 and no earlier than September 2, 2025. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and we fail to complete a qualifying Business Combination on or before October 22, 2024, we will not hold the 2024 Annual Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at info@cloverlcc.com to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact Morrow at the following address and telephone number:

Morrow Sodali LLC
Toll Free: (800) 662-5200 or (203) 658-9400
Email: CLOE.info@investor.sodali.com

You may also obtain these documents by requesting them via e-mail from us at info@cloverlcc.com.

If you are a stockholder of our Company and would like to request documents, please do so by October 14, 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED FIFTH AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CLOVER LEAF CAPITAL CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

CLOVER LEAF CAPITAL CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.    The name of the Corporation is Clover Leaf Capital Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2021. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 19, 2021 (the “Amended and Restated Certificate of Incorporation”, as amended by the First Amendment (as defined below), the Second Amendment (as defined below), the Third Amendment (as defined below) and the Fourth Amendment (as defined below)). A First Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 20, 2022 (the “First Amendment”). A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 20, 2023 (the “Second Amendment”). A Third Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 22, 2024 (the “Third Amendment”). A Fourth Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 22, 2024 (the “Fourth Amendment”).

2.    This Fifth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended to date.

3.    This Fifth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

4.    The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the SEC on April 7, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial business combination by October 22, 2025 or such earlier date as may be determined by the Company’s board of directors, (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial business combination or to redeem 100% of such shares if the

Annex A-1

Corporation has not consummated an initial business combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-2

IN WITNESS WHEREOF, Clover Leaf Capital Corp. has caused this Fifth Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this             day of October, 2024.

CLOVER LEAF CAPITAL CORP.
By:
Name:	Felipe MacLean
Title:	Chairman and Chief Executive Officer

Annex A-3

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 21, 2024
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [    ], (the “Proxy Statement”) in connection with the special meeting of stockholders of Clover Leaf Capital Corp. (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on October 21, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Felipe MacLean and Luis A. Guerra, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL (TOGETHER, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to be held on October 21, 2024:

This notice of meeting and the accompanying Proxy Statement are available at
[                      ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.	Please mark votes as indicated in this example		☒
Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from October 22, 2024 to October 22, 2025 or such earlier date as determined by the Company’s board of directors.

	☐	☐	☐
Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) where the Company’s board of directors has determined it is otherwise necessary.

	☐	☐	☐

Date: [    ], 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.